February 14, 2005

DREYFUS MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Prospectus
dated August 1, 2004

     The following information replaces the fourth paragraph of the section of the Fund’s Prospectus entitled “Management”:

     Scott Sprauer is the primary portfolio manager of the Fund. He has held this position since February 14, 2005. Mr. Sprauer has been employed by The Dreyfus Corporation since October 1998. Currently, Mr. Sprauer is a Long Term Portfolio Manager for six Municipal Bond Funds. Previously, he served as a Fixed Income Trader on Dreyfus’ Municipal Money Market Desk. Before joining Dreyfus, he was an associate trader and research analyst for Wealth Builders, Inc. In addition, he was an assistant portfolio manager-short term municipal bonds for Merrill Lynch Asset Management Corporation. Mr. Sprauer is a graduate of Villanova University, Villanova, Pennsylvania.

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